Exhibit 10.2

AMENDMENT NO 3 AND CONSENT
TO
EURAMAX INTERNATIONAL, INC.’S CREDIT AGREEMENT

AMENDMENT NO. 3 AND CONSENT (this “Amendment”), dated as of August 6, 2003, to the Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (as amended to the date hereof, the “Credit Agreement”), among Euramax International, Inc., a Delaware corporation (the “Euramax U.S.”), the Borrowers and other Loan Parties referred to therein, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”) and BNP Paribas, acting through its New York branch (“Paribas”), as agent for such Lenders and Issuers (in such capacity, the “Agent”).  Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement on the date hereof prior to the effectiveness of this Amendment.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Lenders, the Issuers and the Agent are party to the Credit Agreement;

WHEREAS, the Loan Parties have notified the Agent that:

(i) Euramax U.S., Euramax, UK Holdings and Dutch Holdings wish to repay, on or before August 31, 2003 (or such later date as shall be acceptable to the Agent), some or all of the Senior Subordinated Notes through a tender offer and consent solicitation initiated by Euramax U.S. on July 10, 2003 on terms and conditions acceptable to the Lenders (the “Tender Offer”);

(ii) Euramax U.S., Euramax, UK Holdings and Dutch Holdings want to redeem or repurchase the remaining Senior Subordinated Notes (if any) on or before December 31, 2003 (or such later date as may be acceptable to the Agent) in compliance with the terms of the Senior Subordinated Debt Documents and on terms and conditions acceptable to the Lenders (the “Redemption”);

(iii) the Loan Parties want to pay for the Tender Offer using the proceeds of the issuance of new senior subordinated notes (the “New Senior Subordinated Notes”) to be completed on or before August 31, 2003 (or such later date as shall be acceptable to the Agent) by Euramax U.S. and Euramax International Holdings B.V., a direct Subsidiary of Euramax U.S. (“New Dutch Holdings”) in an aggregate principal amount not to exceed $200,000,000 on terms and conditions acceptable to the Lenders (the “New Issuance”); and

(iv) New Dutch Holdings wishes to purchase the Stock of Dutch Holdings from Newco U.K. II on or before December 31, 2003 (or such later date as shall be acceptable to the Agent) and on terms and conditions acceptable to the Lenders (the “Affiliate Stock Transfer”)

(the consummation of such Tender Offer, Redemption, New Issuance and Affiliate Stock Transfer, in each case within the time limits prescribed in this recital (if any), the payment by any Loan Party of repayment premiums and interest as part of the Tender Offer and the Redemption (the “Premium”) in an aggregate amount not to exceed $12,500,000 (the “Premium Limit”) and the payment of fees and expenses of the Loan Parties related to any of the Tender Offer,

Redemption, New Issuance and Affiliate Stock Transfer (the “Fees”) in an amount not to exceed $10,000,000 (the “Fees Limit”), including, without limitation, a payment to the Advisor in an amount not to exceed $2,000,000 pursuant to, and in accordance with, the Advisory Agreement are collectively referred to hereinafter as the “Specified Transactions”));

WHEREAS, the Loan Parties have requested that the Agent and the Majority Lenders (a) consent to the Specified Transactions, effective as of and from the Amendment Effective Date and (b) further amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders party to this Agreement (constituting the Majority Lenders) and the Agent agree, subject to the limitations and conditions set forth herein, to (a) consent to the Specified Transactions, effective as of and from the Amendment Effective Date and (b) further amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1.              Consent

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver by the Agent) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lenders party to this Amendment, constituting the Majority Lenders, and the Agent consent to the Specified Transactions and waive any Events of Default resulting thereby under the Loan Documents; provided, however, that the waiver set forth in this Section 1shall not excuse any failure to comply after, in the case of each Specified Transaction, the time periods specified herein for completion of such Specified Transaction with the Credit Agreement as amended hereby.  Anything else in this Amendment notwithstanding, this Amendment is not intended to excuse any departure from, or otherwise to operate as a waiver or modification of, whether in whole or in part and whether before or after the Amendment Effective Date, Section 7.6(d) (Investment) except to authorize escrow, trust and similar arrangements (if any) made in accordance with the proviso of Section 5 (Covenant).

Section 2.              Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver by the Agent) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

(a)           Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i)            The following definitions for the following terms are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, such definitions shall replace in their entirety the corresponding existing definitions for such terms in such section):

“Dutch Collateral Documents” means each Dutch Security Agreement, the Additional Dutch Collateral Documents, the Further Additional

Dutch Collateral Documents, the Dutch Company Pledge Agreement, the Dutch Holdings Stock and Debt Pledge Agreement, the Dutch Operating Co. Pledge Agreement, the Newco U.K. II Pledge Agreement, the Additional Newco U.K. II Pledge Agreement, the Euramax U.S. Pledge Agreement (Dutch) and the Euramax International Holdings B.V. Collateral Documents, and the Dutch Mortgages, each governed by the laws of the Netherlands, and any other document executed by Newco U.K. II or Dutch Holdings or a Subsidiary of Dutch Holdings and governed by the laws of the Netherlands pursuant to which Newco U.K. II, Dutch Holdings or such Subsidiary has pledged, mortgaged or granted a Lien to secure any of the Obligations (to the extent specified therein) or its Guarantied Obligations, as such other document may be amended, supplemented or otherwise modified from time to time.

“Dutch Guaranties” means the Dutch Holdings Guaranty, the Dutch Company Guaranty, the Dutch Operating Co. Guaranty, the Euramax International Holdings B.V. Guaranty and the Dutch Subsidiary Guaranties, each governed by the Applicable Governing Law.

“Euramax International Holdings B.V.” means Euramax International Holdings B.V., a company organized under the laws of The Netherlands.

“Euramax International Holdings B.V. Collateral Documents” means each of (1) the Deed of Pledge executed by Euramax International Holdings B.V. in respect of all of the assets held by Euramax International Holdings B.V. for the benefit of the Guarantied Parties, as amended, supplemented or otherwise modified from time to time and (2) when executed or purported to be executed and delivered by Euramax International Holdings B.V., the Euramax International Holdings B.V. Pledge Agreement and any similar pledge or security agreement, in each case, executed or purported to be executed to ensure that the Secured Parties shall have a Lien in all assets of Euramax International Holdings B.V. as security for all Guarantied Obligations of Euramax International Holdings B.V.

“Euramax International Holdings B.V. Guaranty” means the Guaranty, dated as of August 6, 2003, executed by Euramax International Holdings B.V. in favor of the Guarantied Parties, as amended, supplemented or otherwise modified from time to time, pursuant to which Euramax International Holdings B.V. has unconditionally guarantied its Guarantied Obligations.

“Euramax International Holdings B.V. Pledge Agreement” means a deed of pledge executed or to be executed by Euramax International Holdings B.V. in respect of all of the Stock and Stock Equivalents of Dutch Holdings, in each case as amended, supplemented or otherwise modified from time to time, to secure the Guarantied Obligations of Euramax International Holdings B.V.

“Euramax U.S. Pledge Agreement (Dutch)” means the pledge agreement, dated as of August 6, 2003 executed by Euramax U.S. and the Agent and acknowledged by Euramax International Holdings B.V., as amended, supplemented or otherwise modified from time to time, pursuant to which Euramax U.S. pledged to the Agent, for the ratable benefit of the Secured Parties, the Collateral covered thereby, including, without limitation, the Stock of Euramax International Holdings B.V. to secure the Guarantied Obligations of Euramax U.S., provided that only 65% of the Stock of Euramax International Holdings B.V. shall secure the Excluded U.S. Liabilities.

“Existing Related Documents” means each Intercompany Note, the Tax Allocation Agreement, the organizational documents for Euramax U.S., the certificate of designation (or other similar document, if any) for the Preference Shares, the Stockholders Agreement, the Registration Rights Agreement, and each other document and instrument executed with respect to the Existing Credit Agreement and the Loan Documents referred to therein, the issuance of the Preference Shares and the equity of Euramax U.S. or the management of Euramax U.S.

“First Senior Subordinated Indenture” means the Indenture, dated as of September 25, 1996, made by Euramax, U.K. Holdings and Dutch Holdings, as issuers, and Amerimax U.K., as subordinated guarantor, in favor of the Trustee thereunder, pursuant to which the Senior Subordinated Notes were issued, as said Indenture may be amended, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.

“First Senior Subordinated Notes” means 11¼% Senior Subordinated Notes due 2006, in an aggregate principal amount not to exceed $30,000,000 and issued by Euramax, Dutch Holdings and U.K. Holdings pursuant to the First Senior Subordinated Indenture, including, without limitation, notes issued in replacement or in exchange thereof pursuant to the Registration Rights Agreement dated as of September 25, 1996.

“Foreign Holding Company” means each of Newco U.K., Euramax, Newco U.K. II, U.K. Holdings, Dutch Holdings, U.K. Company, Dutch Company and Euramax International Holdings B.V.

“Guarantied Obligations” means:

(a)           as to each Domestic Loan Party, all Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and any and all expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by any of the Guarantied Parties in enforcing any rights under the Guaranty or any other Collateral Document made by such Domestic Loan Party; and

(b)           as to each Foreign Loan Party:  (i) all Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, excluding the Excluded U.S. Liabilities and (ii) any and all expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by any Guarantied Parties in enforcing any rights under the Guaranty or any other Collateral Document executed by such Loan Party.

“Pledge Agreements” means the Euramax Stock (U.K.) Pledge Agreement, the Dutch Holdings Share Pledge Agreement, the Euramax Share Pledge Agreement, the U.K. Holdings Pledge Agreement, the Dutch Holdings Stock and Debt Pledge Agreement, the U.K. Company Pledge Agreement, the Dutch Company Pledge Agreement, the U.K. Operating Co. Pledge Agreement, the Dutch Operating Co. Pledge Agreement, the Additional Dutch Holdings Stock and Debt Pledge Agreement, the Additional Dutch Company Pledge Agreement, the Additional Dutch Operating Co. Pledge Agreement, the Further Additional Dutch Holdings Stock and Debt Pledge Agreement, the Further Additional Dutch Company Pledge Agreement, the Further Additional Dutch Operating Co. Pledge Agreement, the Euramax U.S. Pledge Agreement (U.K.), the Euramax U.S. Pledge Agreement (Dutch), the Euramax International Holdings B.V. Collateral Documents, the Newco U.K. Pledge Agreement (U.K.), the Newco U.K. II Pledge Agreement, the Additional Newco U.K. II Pledge Agreement and any other Collateral Document pursuant to which Euramax U.S. or any Subsidiary of Euramax U.S. shall pledge or grant a Lien in any Stock to secure any of the Obligations or Guarantied Obligations.

“Related Documents” means each Existing Related Document, the Senior Subordinated Debt Documents, the Advisory Agreement and the Stock Purchase Agreement (together with the certificate delivered to the Lenders to certify as to the consummation of the stock transfers contemplated in the Stock Purchase Agreement) and each other document and instrument executed with respect thereto or with respect to any of these or with respect to the issuance of the Senior Subordinated Notes.

“Second Senior Subordinated Indenture” means the Indenture, dated as of August 6, 2003, made by Euramax U.S. and Euramax International Holdings B.V., as issuers, in favor of the Trustee thereunder, pursuant to which the Second Senior Subordinated Notes were issued, as said Indenture may be amended, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.

“Second Senior Subordinated Notes” means $200,000,000 in aggregate principal amount of 8 1/2 % Senior Subordinated Notes due 2011 issued by Euramax U.S. and Euramax International Holdings B.V. pursuant to the Second Senior Subordinated Indenture, including, without limitation, notes issued in replacement or in exchange thereof pursuant to the Registration Rights Agreement dated as of August 6, 2003.

“Senior Subordinated Indentures” means, collectively, the First Senior Subordinated Indenture and the Second Senior Subordinated Indenture.

“Senior Subordinated Notes” means, collectively, the First Senior Subordinated Notes and the Second Senior Subordinated Notes.

“Senior Subordinated Debt Documents” means the Senior Subordinated Indentures and the Senior Subordinated Notes.

(b)           Amendment to Article II (Amounts and Terms of the Loans)

Clause (a) of Section 2.20 (Covenant to Pay) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a)           For value received, each of Dutch Holdings, Euramax International Holdings B.V., Dutch Company, Dutch Operating Co. and Coated Products B.V. and each other Loan Party incorporated and existing under the laws of The Netherlands (each a “Dutch Loan Party”) hereby agrees and covenants with the Agent that it shall pay to the Agent on demand amounts equal to all amounts which such Dutch Loan Party is now or may at any time and from time to time hereafter be obligated to pay to the Secured Parties or any one or more of them under any of the Loan Documents to which such Dutch Loan Party is now or may at any time become a party, if and when such amounts become due and payable (such agreement and covenant is hereafter referred to as a “Covenant Obligation”).

(c)           Amendments to Article IV (Representations and Warranties)

(i)            Clause (b) of Section 4.8 (Ownership; Subsidiaries) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)           Set forth on Part 2 of Schedule 4.8 hereto is a complete and accurate list showing all Subsidiaries of each Loan Party (other than Subsidiaries that are Loan Parties listed on Part 1 of Schedule 4.8) on the date hereof and, as to each such Subsidiary, the jurisdiction of its organization, the number of shares of each class of Stock authorized, the number of such shares outstanding on the Effective Date, the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party, and the number of any Qualifying Shares.  No Stock of any Subsidiary of any Loan Party is subject to any outstanding option, warrant, right of conversion or purchase or any similar right.  All of the outstanding capital Stock of each such Subsidiary has been validly issued, is fully paid and non-assessable and is owned by such Loan Party, free and clear of all Liens other than the Liens granted to the Agent pursuant to the Pledge Agreements.  None of the Loan Parties or their respective Subsidiaries is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any shares of Stock of any Subsidiary of any Loan Party, other than the Loan Documents, the Stockholders Agreement and the Senior Subordinated Indentures.  No Loan Party owns or holds, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person other than such Subsidiaries or another Loan Party or as permitted by Section 7.6.

(ii)           Clause (b) of Section 4.20 (Related Documents) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)           Pursuant to each Senior Subordinated Indenture including, without limitation, Articles Eight and Twelve thereof, the Obligations, the Company Obligations, the Dutch Operating Co. Obligations, the U.K. Operating Co. Obligations and the Excluded U.S. Liabilities constitute “Senior Debt” which is “Designated Senior Debt” pursuant to the “Credit Agreement” (as such terms are defined in such Senior Subordinated Indenture) and the holders thereof, each other Secured Party and Guarantied Party are and shall be entitled to all of the rights of the holders of “Senior Debt” which is “Designated Senior Debt” pursuant to the “Credit Agreement” (as so defined), and the Agent shall be entitled to all of the rights of the “Agent” (as defined in such Senior Subordinated Indenture), respectively.

(d)           Amendment to Article VI (Affirmative Covenants).  A new Section 6.23 (Additional Collateral and Guaranties) is hereby added at the end of Article VI (Affirmative Covenants) to read in its entirety as follows:

6.23         Additional Collateral and Guaranties.  To the extent not delivered to the Agent on or before the Effective Date (including, without limitation, in respect of after-acquired property and Persons that become Subsidiaries of any Loan Party before or after the Effective Date), each Borrower agrees promptly to do, or cause each Subsidiary of Euramax U.S. to do, each of the following, unless otherwise agreed by the Agent:

(a)           deliver to the Agent such duly-executed guarantees (including, without limitation, as the case may be, foreign guaranties and similar agreements) and related documents, in each case in form and substance reasonably satisfactory to the Agent and as the Agent deems necessary or advisable in order to ensure that each Person planning to enter, having entered, having agreed to enter or which any Loan Party has agreed to cause to enter into Contingent Obligations in respect of any Senior Subordinated Note and each Subsidiary of each Loan Party unconditionally guaranties, as primary obligor and not as surety, the full and punctual payment when due of the Guarantied Obligations or any part thereof for the benefit of the Guarantied Parties;

(b)           deliver to the Agent such duly-executed pledges, security agreements and, if applicable, other Collateral Documents (including, without limitation, as applicable, foreign charges, pledges, security agreements and similar Collateral Documents), in each case in form and substance reasonably satisfactory to the Agent and as the Agent deems necessary or advisable in order to (i) effectively grant to the Agent, for the benefit of the Guarantied Parties, a valid, perfected and enforceable first-priority security interest (or equivalent in a foreign jurisdiction) in the Stock and Stock Equivalents and other debt securities owned by any Person planning to enter, having entered, having agreed to enter or which any Loan Party has agreed to cause to enter into Guaranty Obligations of any Senior Subordinated Note or by any Loan Party or any Subsidiary of any Loan Party and (ii) effectively grant to the Agent, for the benefit of the Guarantied Parties, a valid, perfected and enforceable first-priority security interest (or the equivalent in any non-U.S. jurisdiction) in all property interests and other assets of any Person planning to enter, having entered, having agreed to enter or which any Loan Party has agreed to cause to enter into Guaranty Obligations of any Senior Subordinated Note or of any Loan Party or any Subsidiary of any Loan Party; provided, that, unless (x) Euramax U.S. and the Agent otherwise agree or (y) such pledge or grant can be made without resulting in any material adverse tax consequences for the Loan Parties and their Subsidiaries, taken as a whole (including, without limitation, any Person that becomes a Loan Party as a result of such pledge or grant), in no event shall any Loan Party or any Subsidiary thereof be required to pledge (i) in excess of 65% of the outstanding Voting Stock of any direct Foreign Subsidiary of Euramax U.S. or of its Domestic Subsidiaries or (ii) unless such Stock is otherwise held by Euramax U.S. and its Domestic Subsidiaries, any of the Stock of any Foreign Subsidiary of such direct Foreign Subsidiary;

(c)           deliver to the Agent all certificate, instruments and other documents representing all Stock, debt instruments and all other Stock, Stock Equivalents and other debt securities being pledged pursuant to the Loan Documents executed pursuant to clause (b) above, together with (i) in the case of certificated Stock and Stock Equivalents, undated stock powers endorsed in blank and (ii) in the case of debt instruments and other certificated debt securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of such Loan Party or such Subsidiary thereof, as the case may be;

(d)           to take such other actions necessary or advisable to ensure the validity or continuing validity of the guaranties required to be given pursuant to clause (a) above or to create, maintain or perfect the security interest required to be granted pursuant to clause (b) above, including, without limitation, the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Agent; and

(e)           if requested by the Agent, deliver to the Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

(e)           Amendments to Article VII (Negative Covenants)

(i)            Clause (a)(ix) of Section 7.2 (Indebtedness) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i)            (A) in the case of Euramax, U.K. Holdings and Dutch Holdings, the First Senior Subordinated Notes (provided, that no new First Senior Subordinated Notes may be issued after August 6, 2003) and, in the case of Amerimax U.K., Euramax U.S., Newco U.K., Newco U.K. II and U.S. Operating Co., the subordinated guaranties thereof pursuant to the First Senior Subordinated Indenture and (B) in the case of Euramax U.S. and Euramax International Holdings B.V., the Second Senior Subordinated Notes and, in the case of the Domestic Loan Parties, the subordinated guaranties thereof pursuant to the Second Senior Subordinated Indenture;

(ii)           Clause (a)(v) of Section 7.4 (Restricted Payments) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(v) cash interest payments on any Intercompany Notes; provided, however, that the proceeds of all such cash interest paid on any Intercompany Note, and all such cash dividends paid to Dutch Company prior to a Permitted Merger of Dutch Operating Co. with and into Dutch Company or paid to any of

U.K. Holdings, Euramax U.S., Euramax International Holdings B.V., Amerimax U.K. or Euramax are used solely:  (v) to pay any of the Obligations or Guarantied Obligations, (w) to pay taxes and other expenses incurred by such Foreign Holding Company, Amerimax U.K. or Euramax, as the case may be, (x) by Euramax U.S. to redeem or repurchase any Stock of Euramax U.S. owned by any Person who is part of the management of any Loan Party upon such Person’s termination, death or permanent disability, provided that (1) the aggregate amount of such redemptions and repurchases in any 12-month period shall not exceed $3,500,000 and (2) the aggregate amount of such redemptions and repurchases during the term of this Agreement shall not exceed $7,000,000 plus, in the case of each of clauses (1) and (2), the aggregate cash proceeds previously or concurrently paid to Euramax U.S. during such period by any Person or Persons in payment of the purchase price of Stock purchased by such Person or Persons and not applied or required to be applied to any other payment, redemption or repurchase, (y)(A) by Euramax, U.K. Holdings and Dutch Holdings to make regularly scheduled interest payments to the holders of First Senior Subordinated Notes or to redeem the First Senior Subordinated Notes if otherwise permitted hereunder and under the terms of the First Senior Subordinated Note Indenture, provided that such payments are not made in contravention of the subordination provisions thereof or of the First Senior Subordinated Indenture and (B) by Euramax U.S. and Euramax International Holdings B.V. to make regularly scheduled interest payments to the holders of Second Senior Subordinated Notes if otherwise permitted hereunder and under the terms of the Second Senior Subordinated Note Indenture; provided, that such payments are not made in contravention of the subordination provisions thereof or of the Second Subordinated Indenture, or (z) by the Loan Parties to make regularly scheduled interest payments on their respective Intercompany Notes;

(iii)          Clause (b)(i)(C) of Section 7.4 (Restricted Payments) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(C) (1) redemptions of the First Senior Subordinated Notes by Euramax, U.K. Holdings or Dutch Holdings not in contravention of the terms of the First Subordinated Indenture or (2) regularly scheduled interest payments (x) made by Euramax, U.K. Holdings or Dutch Holdings on the First Senior Subordinated Notes or by Euramax U.S. or Euramax International Holdings B.V. on the Second Subordinated Notes, in each case provided that such interest payments are not made in contravention of the subordination provisions thereof or of the corresponding Senior Subordinated Indenture and (y) made by any Loan Party on its Intercompany Notes;

(iv)          Clause (b)(ii) of Section 7.4 (Restricted Payments) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii) pay any fee to any holder of any Senior Subordinated Note for any waiver or amendment or for any other reason with respect to the Senior Subordinated Notes or the Senior Subordinated Indentures;

(v)           Clause (j) of Section 7.6 (Investments) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(j)            Investments in Stock or Stock Equivalents of any Person, consisting of a redemption by Euramax U.S. or Euramax International Holdings B.V. in respect of the Second Senior Subordinated Notes (if otherwise permitted by this Agreement) or consisting of the acquisition of assets of any Person by any Loan Parties, to the extent a first-priority, perfected security interest (or equivalent reasonably satisfactory to the Agent) is granted by the Loan Parties (including, without limitation, any Person that becomes a Loan Party as a result of such acquisition) on such assets for the benefit of the Lenders in accordance with Section 6.23, provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of or as a result of any such Investment, (ii) the aggregate amount of all such Investments does not exceed $30,000,000, (iii) the Available Credit both before and after such Investment shall not be less than $20,000,000, (iv) the Agent shall have been furnished a pro forma compliance certificate showing compliance with the financial covenants contained in Article V after giving effect to such Investment and (v) no such Investment shall be made directly or indirectly in any “margin stock” (as defined in Regulations T, U or X of the Board of Governors of the Federal Reserve System).

(vi)          Section 7.13 (Additional Richmond Company, Euramax, French Holdings and Foreign Holding Company Provisions) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

7.13         Additional Richmond Company, Euramax, French Holdings and Foreign Holding Company Provisions.  Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, (a) Euramax shall not own any assets other than (i) the Intercompany Notes issued in its favor and (ii) the Stock of U.K. Holdings, the Stock of Newco U.K. II and 25.8% of the Stock of French Operating Co.; (b) U.K. Holdings shall not own any assets other than the Stock of U.K. Company; (c) Dutch Holdings shall not own any assets other than the Stock of Dutch Company, 74.2% of the Stock of French Operating Co. and any Intercompany Note issued in its favor; (d) U.K. Company shall not own any assets other than the Stock of U.K. Operating Co.; (e) unless and until the consummation of a Permitted Merger of Dutch Operating Co. with and into Dutch Company, Dutch Company shall not own any assets other than the Stock of Dutch Operating Co.; (f) Richmond Company shall not acquire any assets or incur any further liabilities; (g) Euramax U.S. shall not own any assets other than (i) all of the Stock of Newco U.K., (ii) all of the Stock of U.S. Operating Co. and (iii) all of the Stock of Euramax International Holdings B.V.; (h) Newco U.K. shall not own any assets other than (i) all of the Stock of Euramax and (ii) all of the Stock of Amerimax U.K.; (i) Newco U.K. II shall not own any assets other than, prior to the direct or indirect transfer of all of such Stock to Euramax International Holdings B.V., all of the Stock of Dutch Holdings; (j) AFC shall not own any assets except any Intercompany Note issued in AFC’s favor and (k) Euramax International Holdings B.V. shall not own any assets except, after the direct or indirect transfer of all of such Stock from Newco U.K. II, the Stock of Dutch Holdings and any Intercompany Note issued in its favor.

(vii)         Clause (j) of Section 8.1 (Events of Default) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(j)            Any Loan Party or any Subsidiary of any Loan Party shall (i) purchase, redeem, pay, prepay, defease or otherwise acquire for value, or pay any principal of, or premium on, or other amount of, any Second Senior Subordinated Note, or pay any interest thereunder other than regularly scheduled interest payments thereon made by Euramax U.S. and Euramax International Holdings B.V. to the extent such interest payments are not made in contravention of the subordination provisions set forth in the Second Senior Subordinated Indenture, (ii) pay any fee to any holder of any Senior Subordinated Note for any waiver or amendment or for any other reason with respect to the Senior Subordinated Notes or the Senior Subordinated Indentures, (iii) make any payment of principal of or premium or interest on any Intercompany Note other than regularly scheduled interest payments made on the Intercompany Notes or (iv) make any deposit in respect of any of the foregoing or give notice to any Person thereunder or under any Senior Subordinated Debt Document of its intention to effect any of the foregoing unless such notice is revoked before the same shall become irrevocable pursuant to the terms of such Senior Subordinated Debt Document;

(viii)        Clause (l) of Section 8.1 (Events of Default) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(l)(i) Euramax shall fail to own of record and beneficially (A) all of the outstanding Stock and Stock Equivalents of U.K. Holdings or Newco U.K. II except, in each case, Stock and Stock Equivalents owned in the name of the U.K. Trustee or its nominee and Qualifying Shares or (B) 25.8% of the Stock and Stock Equivalents of French Operating Co. other than Qualifying Shares; (ii) U.K. Holdings shall fail to own of record and beneficially all of the outstanding Stock and Stock Equivalents of U.K. Company, except, in each case, Stock and Stock Equivalents owned in the name of the U.K. Trustee or its nominee and Qualifying Shares; (iii) U.K. Company shall fail to own of record and beneficially all of the outstanding Stock and Stock Equivalents of U.K. Operating Co., except, in each case, other than Stock and Stock Equivalents owned in the name of the U.K. Trustee or its nominee and Qualifying Shares; (iv) Dutch Holdings shall fail to own of record and beneficially all of the outstanding Stock and Stock Equivalents of Dutch Company except Stock and Stock Equivalents owned in the name of the U.K. Trustee or its nominee and Qualifying Shares (including, without limitation, after a Permitted Merger of Dutch Operating Co. with and into Dutch Company); (v) Dutch Company shall fail to own of record and beneficially (A) all of the outstanding Stock and Stock Equivalents of Dutch Operating Co. or (B) after a Permitted Merger of Dutch Operating Co. with and into Dutch Company (but prior to a Permitted Merger of Coated Products B.V.), all outstanding Stock and Stock Equivalents of Coated Products B.V., in each case other than Qualifying Shares; (vi) Dutch Holdings shall fail to own of record and beneficially 74.2% of the outstanding Stock and Stock Equivalents of French Operating Co. other than Qualifying Shares; (vii) Euramax U.S. shall fail to own of record and beneficially all of the outstanding Stock and Stock Equivalents of U.S. Operating Co., Euramax

International Holdings B.V., Newco U.K. except, in the case of Newco U.K., Stock and Stock Equivalents owned in the name of the U.K. Trustee or its nominee and, in each case, Qualifying Shares; (viii) Newco U.K. shall fail to own all of the outstanding Stock and Stock Equivalents of Euramax and Amerimax U.K.; (ix) Newco U.K. II shall fail to own, prior to the transfer of all of such Stock and Stock Equivalents, directly or indirectly, to Euramax International Holdings B.V., all of the outstanding Stock and Stock Equivalents of Dutch Holdings, other than Qualifying Shares and (x) Euramax International Holdings B.V. shall fail to own, after the acquisition of all of such Stock from Newco U.K. II, all of the outstanding Stock and Stock Equivalents of Dutch Holdings, other than Qualifying Shares, in each case referred to in subclauses (i) through (x) of this subsection (l), free and clear of all Liens except the Lien in favor of the Agent or the U.K. Trustee (or its nominee) for the ratable benefit of the Lenders;

(f)            Amendments to Schedules to the Credit Agreement

The contents of Part II of Schedule 4.8 to the Credit Agreement are hereby replaced in their entirety with the contents of Schedule 1 (Subsidiaries) hereto.

Section 3.              Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective on the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Agent:

(a)           Certain Documents.  The Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Agent), in form and substance satisfactory to the Agent and in sufficient copies for each Lender:

(i)            this Amendment, duly executed by each Loan Party, the Agent and Lenders constituting Majority Lenders;

(ii)           a guaranty issued by New Dutch Holdings for the benefit of the Guarantied Parties of (A) all Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, excluding the Excluded U.S. Liabilities and (B) any and all expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by any Guarantied Parties in enforcing any rights under the Guaranty or any other Collateral Document made by New Dutch Holdings;

(iii)          all pledge agreements, security agreements and similar and other Collateral Document, in each case in form and substance satisfactory to the Agent, deemed necessary or appropriate by the Agent to ensure that the Agent, for the benefit of the Guarantied Party holds a first-priority, perfected Lien in all Stock and all assets of New Dutch Holdings;

(iv)          a copy of each other agreement, document or instrument executed or scheduled to be executed in connection with the Specified Transactions certified as true, correct and complete by a Responsible Officer of Euramax U.S.; and

(v)           such additional documentation as the Agent may reasonably require;

(b)           Corporate and Other Proceedings.  All corporate, limited liability company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Agent and each Lender;

(c)           Representations and Warranties.  Each of the representations and warranties set forth in Section 4 (Representations and Warranties) hereof shall be true and correct on each date set forth in such Section 4;

(d)           Fees and Expenses Paid.  The Loan Parties shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment Effective Date including, without limitation, the fees set forth in Section 6 (Fees and Expenses) hereof and all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document; and

(e)           Receipt of Proceeds.  The Swing Loans and the Revolving Loans shall have been repaid in an amount not less than $42,500,000 (the “Minimum Repayment Amount”).

Section 4.              Representations and Warranties

On and as of the Amendment Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants, as to itself and each of its Subsidiaries, to the Agent and each Lender as follows:

(a)           Authorization; No Conflict.  The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate, limited liability company, partnership or other action on the part of such Loan Party and such Subsidiaries, and this Amendment and the Loan Documents as amended hereby, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents);

(b)           Permits.  All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents as amended hereby, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect;

(c)           Due Execution; Enforceability.  This Amendment has been duly executed and delivered by each Loan Party and each of this Amendment and each Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

(d)           No Litigation.  There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents as amended hereby or upon the consummation of the transactions contemplated hereby or thereby;

(e)           No Material Adverse Effect.  None of the transactions contemplated by this Amendment or the Loan Documents as amended hereby will result in a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not adversely affect the Liens of any Collateral Document;

(f)            Related Documents.  No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the other Loan Documents as amended hereby, and no consent under any Related Document or other Contractual Obligation (other than consents that have already been obtained and remain in full force and effect) is required for the execution, delivery or performance of this Amendment, or the other Loan Documents as amended hereby, or for the consummation of any of the transactions contemplated hereby, including, without limitation, the transactions contemplated by the amendments set forth herein except as specifically contemplated hereby;

(g)           Representations and Warranties.  Each of the representations and warranties contained in any Loan Document are true and correct on and as of the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties are true and correct as of such specific date; provided, however, that references therein to the “Credit Agreement” or Sections thereof shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(h)           Events of Default.  No Default or Event of Default has occurred and is continuing (except for those duly waived hereby); and

(i)            Subsidiaries.  Set forth on Part 1 of Schedule 1 (Subsidiaries) hereto is a complete and accurate list of all Loan Parties as of the Amendment Effective Date (both before and after giving effect to the Specified Transactions), their respective jurisdictions of organization, the authorized Stock of each Loan Party, the number of outstanding shares of each class of Stock of each Loan Party and the beneficial owners thereof, including, without limitation, any Qualifying Shares.  Set forth on Part 2 of Schedule 1 hereto is a complete and accurate list showing all Subsidiaries of each Loan Party not listed on Part 1 of such Schedule as of the Amendment Effective Date (both before and after giving effect to the Specified Transactions) and, as to each such Subsidiary, the jurisdiction of its organization, the number of shares of each class of Stock authorized, the number of such shares outstanding on the Amendment Effective

Date (both before and after giving effect to the Specified Transactions), the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party, and the number of any Qualifying Shares.  As of the Amendment Effective Date (both before and after giving effect to the Specified Transactions), no Loan Party owns or holds, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person other than the Persons listed on Schedule 1.

Section 5.              Covenant

Each Loan Party hereby covenants and agrees that (i) the Swing Loans and the Revolving Loans shall be repaid in an amount not less than the Minimum Repayment Amount, (ii) all proceeds of the New Issuance, to the extent not used to purchase the Senior Subordinated Notes as part of the Tender Offer, to pay Premiums (not in excess of the Premium Limit) or to pay Fees (not in excess of the Fees Limit) shall be used to repay the Swing Loans and the Revolver (and, to the extent all Obligations are paid in full in cash, to be placed in an escrow, trust or similar account on terms and conditions, and from an escrow agent or trustee, acceptable to the Agent (an “Escrow”) to the extent necessary to effectuate the Redemption and to pay the Premiums and Expenses thereof); provided, however, that, if Euramax, Dutch Holdings or U.K. Holdings validly sends, within two Business Days of the completion of the Tender Offer (or such later date as may be acceptable to the Agent), an irrevocable notice for the Redemption of all remaining Senior Subordinated Notes not purchased in the Tender Offer, which notice shall be in accordance with the Senior Subordinated Indenture, and such notice is effective to mandate an irrevocable Redemption of such Senior Subordinated Notes not more than 30 days after such notice is effectively sent, then, the proceeds of the New Issuance (other than the Minimum Repayment Amount, which shall be used, in any case, to repay the Swing Loans and the Revolving Loans) may be kept in an Escrow to the extent necessary to effectuate such Redemption of the Senior Subordinated Notes and to pay the Premiums and Expenses for such Redemption (not in excess, together with all other Premiums and Expenses, of the Premium Limit and Redemption Limits respectively).

Section 6.              Fees and Expenses

The Loan Parties jointly and severally agree to pay on demand in accordance with the terms of Section 10.4(a) (Costs and Expenses) of the Credit Agreement all reasonable costs and expenses of the Agent incurred in connection with the preparation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocked expenses of counsel for the Agent with respect thereto and all other Loan Documents).

Section 7.              Reference to the Effect on the Loan Documents

(a)           As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)           This Amendment is a Loan Document.

Section 8.              Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 9.              Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.            Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York (without giving effect to any conflict of law provision to the extent such provision would require the application of any law other than that of the State of New York).

Section 11.            Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parentheses to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 12.            Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 13.            Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any Person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any Person.

Section 14.            Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 15.            Waiver of Jury Trial

EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY ISSUER, ANY LENDER OR ANY LOAN PARTY WITH RESPECT TO THIS AMENDMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AGREEMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

EURAMAX INTERNATIONAL, INC.

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Chief Financial Officer

EURAMAX INTERNATIONAL HOLDINGS LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

EURAMAX INTERNATIONAL LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

EURAMAX EUROPEAN HOLDINGS LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

EURAMAX CONTINENTAL LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO EURAMAX’S CREDIT AGREEMENT]

EURAMAX EUROPEAN HOLDINGS B.V.

By:	/s/ Robert Arther Gerald Dresen
Name: Robert Arther Gerald Dresen
Title: Managing Director

EURAMAX EUROPE LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

EURAMAX NETHERLANDS B.V.

By:	/s/ Robert Arther Gerald Dresen
Name: Robert Arther Gerald Dresen
Title: Managing Director

EURAMAX HOLDINGS LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

EURAMAX EUROPE B.V.

By:	/s/ Robert Arther Gerald Dresen
Name: Robert Arther Gerald Dresen
Title: Managing Director

ELLBEE LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO EURAMAX’S CREDIT AGREEMENT]

EURAMAX COATED PRODUCTS LIMITED

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Director

EURAMAX COATED PRODUCTS B.V.

By:	/s/ Robert Arther Gerald Dresen
Name: Robert Arther Gerald Dresen
Title: Managing Director

AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX COATED PRODUCTS, INC.
AMERIMAX RICHMOND COMPANY
AMERIMAX FINANCE COMPANY, INC.
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX LAMINATED PRODUCTS, INC.
AMERIMAX DIVERSIFIED PRODUCTS, INC.

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Chief Financial Officer

FABRAL HOLDINGS, INC.
(f/k/a Gentek Holdings, Inc.)
FABRAL, INC.
(f/k/a Gentek Building Products, Inc.)

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Chief Financial Officer

EURAMAX INTERNATIONAL HOLDINGS B.V.

By:	/s/ Robert Arther Gerald Dresen
Name: Robert Arther Gerald Dresen
Title: Managing Director of Euramax European Holdings B.V., the sole director of Euramax International Holdings B.V.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO EURAMAX’S CREDIT AGREEMENT]

EURAMAX INDUSTRIES S.A.

By:	/s/ J. David Smith
Name: J. David Smith
Title: Director

AMERIMAX UK, INC.

By:	/s/ David Pugh
Name: David Push
Title: Director

BNP Paribas,
as the Agent, the Issuer, the Swing Loan Lender and a Lender

By:	/s/ Cecile Scherer
Name: Cecile Scherer
Title: Director, Merchant Banking Group

By:	/s/ Richard Cushing
Name: Richard Cushing
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO EURAMAX’S CREDIT AGREEMENT]

FLEET NATIONAL BANK, N.A.,
as a Lender

By:	/s/ Christopher S. Allen
Name: Christopher S. Allen
Title: Managing Director

SUNTRUST BANK,
as a Lender

By:	/s/ Jenna H. Kelly
Name: Jenna H. Kelly
Title: Director

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Amy L. Damitio
Name: Amy L. Damitio
Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dan Shaw
Name: Dan Shaw
Title: Vice President

WACHOVIA BANK, N.A.,
as a Lender

By:	/s/ Cheryl Boyd
Name: Cheryl Boyd
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO EURAMAX’S CREDIT AGREEMENT]

SCHEDULE 1

SUBSIDIARIES

PART I

PART II